RBC FUNDS TRUST

Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund

Supplement dated March 15, 2010 to the Prospectus dated November 24, 2009

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

New Shareholder Services/Transfer Agent

Effective March 15, 2010, U.S. Bancorp Fund Services, LLC will provide transfer agency and shareholder services to the Funds.  All references to Boston Financial Data Services, Inc. (“BFDS”) in the Prospectus should be deleted and replaced with U.S. Bancorp Fund Services, LLC.

Accordingly, the information on pages 19 through 34 of the Prospectus is deleted and replaced with the following:

Shareholder Information

Pricing of Fund Shares

NAV Calculation Times

The Funds normally calculate their share price at the following times on days that the primary trading markets for the Fund’s portfolio instruments are open:

Fund	Time of NAV Calculation
Prime Money Market Fund	Once daily at 5:00 p.m. Eastern time
U.S. Government Money Market Fund	Once daily at 5:00 p.m. Eastern time
Tax-Free Money Market Fund	Twice daily at 1:00 p.m. Eastern time and 4:00 p.m. Eastern time (or close of trading on the New York Stock Exchange (“NYSE”))

AM Purchases (participate in the day’s dividend)	AM Redemptions (does not participate in the day’s dividend)
• Any purchase by fed wire for which pre-notification was received	• Any telephone redemption for which proceeds will be sent by fed wire
PM Purchase (participate in next day’s dividend)	PM Redemptions (participates in the day’s dividend)
• All purchases by check • Any purchase by wire for which pre-notification was not received • All exchange/transfer "in" transactions • Internet purchases	• All draft check redemptions • Any written redemption regardless of the method of payment • All exchange/transfer "out" transactions • Internet redemptions

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A Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. Each Fund seeks to maintain a stable NAV of $1.00 per share.

When Orders are Priced
A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase of shares of Tax-Free Money Market Fund that is received in good order before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time and would be eligible to receive dividends declared on that day. A purchase order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day and would be eligible to receive dividends declared on the next business day. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by a Fund or its transfer agent, including any special documentation that may be required in certain circumstances. For example, a redemption order of shares of Tax-Free Money Market Fund received in good order before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time. A redemption order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Generally, you may purchase, redeem, or exchange shares of each Fund on any day when the NYSE and the primary trading markets for the Funds’ portfolio instruments are open. Purchases, redemptions, and exchanges will be restricted in the event of an early or unscheduled close of the NYSE or in the event of an early or unscheduled close of the primary trading markets for the Funds’ portfolio instruments. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Fund’s portfolio instruments are open, and the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.

Valuation of Portfolio Securities
Securities held by each Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, each Fund will use pricing and valuation procedures approved by the Funds’ Board of Trustees.

Purchasing and Selling Your Shares

Where to Buy Fund Shares
You may purchase shares through RBC Wealth Management and introducing brokers that clear transactions through RBC Correspondent Services, a division of RBC Capital Markets Corporation (“RBC Capital Markets”), RBC Advisor Services, RBC Capital Markets and through other financial intermediaries. You may purchase RBC Institutional Class 1 and RBC Institutional Class 2 shares directly from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC. You may contact U.S. Bancorp Fund Services, LLC at 1-800-422-2766.

Information for Shareholders Not Participating in a Cash Sweep Program
Eligibility for RBC Institutional Class 1 for each Fund is limited to existing shareholders in the Fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million dollars to invest in a Fund. Eligibility for RBC Institutional Class 2 for each of the Funds is limited to investors who have a minimum of $1 million dollars to invest in a Fund.

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Introduction to Purchases
If purchasing through your brokerage account, financial advisor or other financial intermediary, simply tell your investment representative that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. Shares of each Fund may be purchased at their next determined NAV. Shares of each Fund are sold without a sales charge.

Each of the Funds, the Distributor, the Advisor and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by an organization in proper order before the NAV calculation time for the share class, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

Introduction to Redemptions (Sales)
You may redeem shares of each Fund by contacting your investment representative. Shares will be redeemed at their next determined NAV. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check may be confirmed as cleared, which may take up to 15 days from the date of purchase. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, in the event of an early or unscheduled close of the primary trading markets for the Funds’ portfolio instruments, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of the Fund by following the instructions described on the next few pages.

Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose certain order processing requirements, or other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund in which you may wish to purchase or redeem shares.

Additional Purchase and Sale Information — RBC Institutional Class 1 and RBC Institutional Class 2
This section provides additional information concerning the purchase of shares of RBC Institutional Class 1 and RBC Institutional Class 2 for shareholders who purchase shares directly from the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. For additional details concerning the purchase of shares of the other classes of the Money Market Funds, contact your financial institution or investment representative.

Minimum Initial Investment
Amount
RBC Institutional Class 1	$10,000,000
RBC Institutional Class 2	$1,000,000

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

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All purchases of the Funds’ shares must be in U.S. dollars.  All checks must be in U.S. dollars drawn on a domestic bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated online bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned.  The Funds may waive their minimum purchase requirement.  The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges
Shareholders who open accounts with the Funds (other than through RBC Wealth Management and introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services) are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and may tape record the call. Shareholders who open accounts through RBC Wealth Management or introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services should check with their investment representative for details on purchases, exchanges, redemptions and related policies.

Additional Purchase and Sale Information — RBC Select Class, RBC Reserve Class, and RBC Investor Class
You must be a client of RBC Wealth Management, a client of an RBC Correspondent Services correspondent firm or a client of RBC Advisor Services or RBC Capital Markets to purchase or sell RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of the Funds.
Not all correspondent firms have arrangements with RBC Correspondent Services to make shares of each Fund available to their customers.

For additional details concerning the purchase or sale of the Funds, contact your financial institution or financial consultant. If you are opening an account through your financial consultant, brokerage account or other financial institution, simply tell your financial consultant that you wish to open an account and they will take care of the necessary documentation. Shareholders who open accounts through introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services, should direct all requests to buy, sell or exchange shares directly to your financial consultant.

Information for Direct Clients of RBC Wealth Management
For RBC Wealth Management, a division of RBC Capital Markets, a client’s eligibility for each share class will be based on the total assets in a client’s account(s) held at RBC Wealth Management or the total commissions and fees paid from the client’s account(s) over the previous 12 months, aggregated by household. Clients with greater total household assets or commissions/fees may earn higher yields than clients with lower total household assets or commissions. In determining household values, RBC Wealth Management looks at multiple pieces of client information, including street address, tax ID, last name, telephone number, zip code and account type to determine which accounts belong together. RBC Wealth Management reserves the right to modify how it links household accounts and the right to amend the definition of eligible assets, commissions and fees, and the Funds’ Board of Trustees reserves the right to change share class eligibility qualifications.

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The following total household asset and twelve-month trailing commission and fee levels will determine a client’s eligible share class:

Total Household Assets	-or-	12 Month Trailing Commissions	Share Class
$5,000,000+		$50,000 or more	RBC Select Class*

$1,000,000 - $4,999,999		Between $10,000 and $49,999	RBC Reserve Class

$0 - $999,999		Under $10,000	RBC Investor Class

*  Employees of RBC Capital Markets and its affiliates who hold accounts at RBC Capital Markets are eligible for the RBC Select class of shares through the Sweep Program.

Eligibility for a Lower Expense Ratio Share Class

Existing Client Accounts:
On a monthly basis, RBC Wealth Management will review a client’s total household assets and twelve-month trailing commissions and fees to determine if the client is eligible for a lower expense ratio share class. If the client is eligible for a lower expense ratio share class, the client’s current class of shares will automatically be converted into the eligible share class.

New Client Accounts:
All new accounts that select a Fund sweep option will be automatically assigned to the RBC Investor Class of the selected Fund. During the monthly review process outlined above, any accounts that are eligible for a lower expense ratio share class will be automatically converted into the eligible share class.

Disqualification
On an annual basis, RBC Wealth Management will review a client’s total household assets and twelve-month trailing commissions and fees to determine if the client is still eligible for its current share class. If the client has experienced a reduction in household assets or commissions and fees, and is no longer eligible for its current share class, the client’s shares will be converted to the lowest expense ratio share class for which the client is eligible. If this is the case, the client will receive a 30 day advance written notice and will have the opportunity to increase its assets at RBC Wealth Management in order to maintain its current share class. If the client is unable to increase its assets, its shares will be converted into the eligible higher expense ratio share class.

Information for Clients of Introducing Brokers that Clear Transactions through RBC Correspondent Services
For introducing brokers that begin a relationship with RBC Correspondent Services, their respective clients are placed in the share class designated by RBC Correspondent Services at the time the clearing relationship begins. The Funds’ Board of Trustees approves changes in share class eligibility that affect any client of introducing brokers clearing transactions through RBC Correspondent Services.

Information for Clients of RBC Advisor Services
New clients of RBC Advisor Services are eligible for the share class designated by RBC Advisor Services based on the relationship between RBC Advisor Services and the investment advisor providing the client with advisory services. The Funds’ Board of Trustees approves changes in share class eligibility that affect any client of RBC Advisor Services.

Additional Policies about Transactions
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

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Sales of Certain Classes Limited to U.S. Citizens and Resident Aliens. Generally, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Funds may only be offered in the United States to United States citizens and United States resident aliens having a social security number or an individual tax identification number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States. However, a Fund, the Distributor, or their agent may offer such share classes of a Fund to a non-U.S. person in its sole discretion.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ privacy policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Instructions for Opening an Account — RBC Institutional Class 1 and RBC Institutional Class 2
If opening a Fund account with RBC Institutional Class 1 or RBC Institutional Class 2 shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All	Registered/Overnight Mail
	Correspondence	RBC Funds
	RBC Funds	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided.
By Wire	U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/Account Registration) (Shareholder Account Number)

To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire as indicated here.  Wired funds must be received by the Tax-Free Fund by the 1:00 p.m. Eastern time pricing deadline to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Questions?
Call 1-800-422-2766 or your investment representative.

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Instructions for Adding to Your Shares — RBC Institutional Class 1 and RBC Institutional Class 2
If purchasing additional RBC Institutional Class 1 or RBC Institutional Class 2 shares of a Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase additional shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in the Fund account, follow the instructions below.  Please note that there are no minimums for additional investments in the RBC Institutional Class 1 and RBC Institutional Class 2 shares.

By Telephone	1-800-422-2766
You may make additional investments by telephone. After the Fund receives and accepts your request, the Fund will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Fund and the participating banks.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:

•	Account name and account number
•	Fund name
•	Share class

2. Make your check payable to “RBC Funds” and include your account number and the name of the Fund on the check.

3. Mail or deliver stub and payment to the applicable address above.

By Wire	U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/Account Registration) (Shareholder Account Number)
Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Fund by telephone that you have sent a wire purchase order to U.S. Bank.

By Internet	Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided.

Automatic Monthly Investment
You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH.

Questions?
Call 1-800-422-2766 or your investment representative.

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You can also add shares to your Fund account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments
Automatic Monthly Investments are processed through an automated clearing house (“ACH”) whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account.

Directed Dividend Option
By selecting the appropriate box in the account application, you can elect to receive your Fund distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Fund or in another eligible RBC Fund without a sales charge. Unless you have selected otherwise, dividends and distributions are reinvested in additional Fund shares at NAV. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

Selling Shares — RBC Institutional Class 1 and RBC Institutional Class 2

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

If selling RBC Institutional Class 1 or RBC Institutional Class 2 shares of a Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures.  Your investment representative may have transaction minimums and/or transaction times or other restrictions or limitations that will affect your redemption.  For other sales transactions of the Fund shares, follow the instructions below.

You may withdraw from your account at any time.  Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	If a change of address was received by the transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

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In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

The Funds reserve the right to amend their redemption policies.  Shareholders will be notified of changes.

Instructions for Selling Shares (Redemptions) — RBC Institutional Class 1 and RBC Institutional Class 2 (1)

By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern Time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a signature guarantee is required.

2. Mail or courier the letter to the applicable address above.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted. If your written request is received in good order before the Fund’s NAV calculation time, the Fund will normally wire the money on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally wire the money on the next business day, except as described on the next page under “Additional Policies on Selling Shares (Redemptions).” Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a signature guarantee is required.

By Internet
Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided. Provided you are an eligible shareholder and have previously registered, you may withdraw up to $50,000 through the website.

Systematic Redemption Plan
You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Fund will continue withdrawals until your shares are gone or until you or the Fund cancels the plan.

Questions?
Call 1-800-422-2766 or your investment representative.

(1)	Minimums, limits or fees stated below may be waived at the discretion of Fund management.

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Withdrawal by Draft
Withdrawal by draft (check) is limited to open and collected account shares of the Funds (other than in accounts opened through RBC Wealth Management and brokerage firms that clear on a correspondent basis through RBC Capital Markets). Draft amounts may range from $500 to $100,000.

Additional Policies on Selling Shares (Redemptions)
Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

In addition, each Fund may delay redemptions beyond the period set forth above upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) non-routine closure of the NYSE or general market conditions leading to a broad restriction of trading on the NYSE; or (c) declaration of a market emergency by the SEC.

We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended as permitted under federal securities laws.

Signature Validation Program – Non Financial Transactions
You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Fund requires a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in account registration or redemption instructions;
•	Maintenance changes of name, address or banking instructions;
•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;
•	Adding Systematic Purchase Plan;
•	Adding banking instructions;
•	Name change;
•	Trustee change; or
•	UTMA/UGMA custodian change.

Redemption in Kind
The Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

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Minimum Account Size
RBC Institutional Class 1 and RBC Institutional Class 2. For RBC Institutional Class 1 and RBC Institutional Class 2 shares, you must maintain a minimum account value equal to the current minimum initial investment, which is $10 million for RBC Institutional Class 1 shares and $1 million for RBC Institutional Class 2 shares.

RBC Select Class, RBC Reserve Class and RBC Investor Class. If you experience a reduction in (a) your total household assets or (b) your commissions and fees in your account at RBC Wealth Management, and you are no longer eligible for your current share class, your shares will be converted to the lowest expense ratio share class for which you are eligible. If this is the case, you will receive a 30 day advance written notice and will have the opportunity to increase your assets at RBC Wealth Management in order to maintain your current share class. If you are unable to increase your assets, your shares will be converted into the eligible higher expense ratio share class.

No Exchange Privilege — RBC Institutional Class 1 and RBC Institutional Class 2 (Except RBC Institutional Class 1 of Prime Money Market Fund)

RBC Institutional Class 1 and RBC Institutional Class 2 shares of the Funds (except RBC Institutional Class 1 of Prime Money Market Fund) are not eligible to be exchanged for shares of other RBC Funds.

Exchanging Your Shares — RBC Institutional Class 1 of Prime Money Market Fund

If exchanging your RBC Institutional Class 1 shares of Prime Money Market Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange RBC Institutional Class 1 shares of the Fund and he or she will take care of the necessary documentation. To open a new Fund account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares in an eligible RBC Fund account for shares of another eligible RBC Fund, and vice versa. The eligible RBC Funds are: RBC Institutional Class 1 shares of Prime Money Market Fund, RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund and Access Capital Community Investment Fund. You may exchange existing RBC Institutional Class 1 shares of the Prime Money Market Fund into another eligible RBC Fund or from another eligible RBC Fund into RBC Institutional Class 1 shares of the Fund.

By Telephone	1-800-422-2766	You may make exchanges to/from an eligible Prime Money Market Fund account from/to another eligible RBC Fund account by telephone, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

By Internet
Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided. Eligible shareholders are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to RBC Funds.

Monthly Exchanges
You may authorize monthly exchanges ($100 minimum) from your Prime Money Market Fund account into another eligible RBC Fund or from another eligible RBC Fund into your Prime Money Market Fund account. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions?
Call 1-800-422-2766 or your investment representative.

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11

Exchanging Your Shares — RBC Select Class, RBC Reserve Class and RBC Investor Class
RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of a Fund may be exchanged for shares of the same class of another Money Market Fund by contacting your financial consultant at RBC Wealth Management, a correspondent firm, or RBC Advisor Services. RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Funds are not eligible to be exchanged for shares of other RBC Funds not included in this prospectus. The Funds reserve the right to reject any exchange for any reason.

Additional Policies on Exchanges
You must meet the minimum investment requirement of the Class/Fund you are exchanging into. The names and registrations on the two accounts must be identical. You should review the Prospectus of the Fund being purchased. Call 1-800-422-2766 for a free copy. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Telephone/Internet Services
Telephone trades must be received by or prior to market close.  During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. (Eligible shareholders may also access the Funds’ website, www.rbcgam.us.)  The Funds may refuse a telephone request, including a request to redeem shares of the Funds. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Mailings – RBC Institutional Class 1 and RBC Institutional Class 2
To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling either their financial advisor or the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

The address to contact the Funds on the back cover of the Prospectus is deleted and replaced with the following:

RBC Funds
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone:  1-800-422-2766

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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12

RBC FUNDS TRUST

Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund

Supplement dated March 15, 2010 to the Statement of Additional Information dated November 24, 2009

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective February 15, 2010, Quasar Distributors, LLC became the principal underwriter for shares of the Funds.  Additionally, effective March 15, 2010, U.S. Bank, N.A. will become the custodian for the Funds and U.S. Bancorp Fund Services, LLC will become the transfer agent for the Funds.

The second sentence of the second paragraph on the cover of the SAI is deleted and replaced with the following:

Money Market Funds shares are sold to the public by Quasar Distributors, LLC (the “Distributor”) as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The last sentence of the second paragraph under the heading “Sales (Redemptions)” on page 14 of the SAI is deleted and replaced with the following effective March 15, 2010:

The Funds may reduce or waive the $15 charge for wiring redemption proceeds in connection with certain accounts.

The first paragraph under the heading “EXCHANGE OF FUND SHARES” on page 15 of the SAI is deleted and replaced with the following effective March 15, 2010:

As described in the Prospectus, the Prime Money Market Fund offers convenient ways to exchange RBC Institutional Class 1 shares of the Fund for shares of RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund (each, an “RBC Equity Fund”) or Access Capital Community Investment Fund and vice versa.  Shares of an RBC Equity Fund exchanged within 30 days of purchase will be subject to a redemption fee of 2.00% of the value of the shares exchanged.  The Funds also reserve the right to limit exchanges.

The first two paragraphs under the heading “PROXY VOTING POLICIES” on page 25 of the SAI are deleted and replaced with the following effective March 15, 2010:

The Funds are the beneficial owners of their portfolio securities, and therefore, the Board of Trustees, acting on each Fund’s behalf, is responsible for voting proxies.  The Advisor has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Funds.  A description of the proxy voting policies of the Trust is attached as Appendix B.

RBC MM SAI-SUPP 03/15/2010

The first paragraph under the heading “DISTRIBUTION OF FUND SHARES” on page 25 of the SAI is deleted and replaced with the following:

Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell a Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.  Prior to February 15, 2010, Tamarack Distributors Inc. served as the principal underwriter for shares of the Funds.

The following table is inserted above the heading “When Orders are Priced” on page 29 of the SAI:

AM Purchases (participate in the day’s dividend)	AM Redemptions (does not participate in the day’s dividend)
• Any purchase by fed wire for which pre-notification was received	• Any telephone redemption for which proceeds will be sent by fed wire
PM Purchase (participate in next day’s dividend)	PM Redemptions (participates in the day’s dividend)
• All purchases by check • Any purchase by wire for which pre-notification was not received • All exchange/transfer “in” transactions • Internet purchases	• All draft check redemptions • Any written redemption regardless of the method of payment • All exchange/transfer “out” transactions • Internet redemptions

The first two paragraphs under the heading “OTHER SERVICE PROVIDERS” on page 36 of the SAI are deleted and replaced with the following effective March 15, 2010:

U.S. Bank, N.A., 1555 N. RiverCrest Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the Trust’s assets.  U.S. Bank, N.A. is responsible for the safekeeping of Trust assets and for providing related services.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 serves as the transfer agent for the Trust.

  RBC MM SAI-SUPP 03/15/2010

The following is substituted as Appendix B at the end of the SAI effective March 15, 2010:

APPENDIX B

RBC FUNDS TRUST
Description of Proxy Voting Policies and Procedures

Introduction

As registered investment management companies, the RBC Funds (each a “Fund” and, collectively, the “Funds”) are required to (i) file proxy voting records with the SEC and make them available to shareholders, (ii) provide disclosure describing how proxies of portfolio securities held by the Funds are voted, and (iii) disclose in shareholder reports how individuals can access the Funds’ description of their policies and procedures.

Since each of the Funds of the RBC Funds Trust (the “Trust”) is the beneficial owner of its portfolio securities, the Funds’ Board of Trustees (“Board”), acting on the Funds’ behalf, is responsible for voting proxies.  As a practical matter, the Board has delegated this function to RBC Global Asset Management (U.S.) Inc. (the “Advisor”), the Funds’ co-administrator, subject to the Board’s oversight.

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund.

Proxy Voting Oversight Committee

A Proxy Voting Oversight Committee, comprised of Fund officers and the Advisor representative(s), has been established for the purpose of resolving any issues associated with the proxy solicitation process, conflicts of interest, or other matters that may require further review by the Trust.

Board Oversight

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, review and approval of the Funds’ Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Funds’ Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Guidelines.

Proxy Voting Record

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the Securities and Exchange Commission (“SEC”) on Form N-PX no later than August 31.  The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-664-5413.

Guidelines

The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of the Funds’ shareholders, has approved and adopted the proxy voting policies of RiskMetrics Group (“RMG”), a leading national provider of proxy voting administrative and research services.  These guidelines, below, are reviewed periodically by RMG, and therefore are subject to change.

Following is a concise summary of RiskMetric Group’s proxy voting policy guidelines.

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1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:

•
Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•
The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

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•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•
The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

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•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

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Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

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•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•
The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

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In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

RBC MM SAI-SUPP 03/15/2010

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•
The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

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The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
•	Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive's termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-
New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

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-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:
•
Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

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•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management's control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting--does the new option vest immediately or is there a black-out period?

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

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•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company's analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company's business and the proportion of it affected by the resolution;

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•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•
The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

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Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Copyright © 2009 by RiskMetrics Group.

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The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

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